                                                                   Exhibit 10.11


                            AIRAWARE ACKNOWLEDGMENT

         This AirAware Acknowledgment (this "Acknowledgment") is made as of March 30, 1998, by and between Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet"), and Telxon Corporation, a Delaware corporation ("Telxon").

                                   BACKGROUND

         WHEREAS, Telxon is the majority stockholder of Aironet;

         WHEREAS, Telxon is the owner of all right, title and interest in, to and under a family of products that it commonly refers to as "AirAware," and which is more fully described in EXHIBIT A attached hereto; and

         WHEREAS, Aironet is selling shares of its common stock in a private placement (the "Offering"), and prior to the Offering Telxon and Aironet each desires to enter into this Acknowledgment.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. ACKNOWLEDGMENT. Aironet hereby acknowledges that it has no right, title or interest in, to or under AirAware, including, without limitation, any patent rights, copyrights, mask work rights, trademark rights, trade secret rights, or any other proprietary rights embodied in any of the tangible or intangible products that comprise AirAware.

         2. GOVERNING LAW; JURISDICTION. This Acknowledgment shall be construed under and governed by the laws of the State of Ohio, without regard to conflict or choice of law statutes, regulations, rules or principles. Any action relating to the execution or performance of this Acknowledgment shall be brought in the courts, state or federal, sitting in Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.

         3. PRIOR AGREEMENTS SUPERSEDED. This Acknowledgment supersedes all prior and contemporaneous understandings and agreements, written or oral, between the parties relating to the subject matter hereof.

         4. EXECUTION IN COUNTERPARTS. This Acknowledgment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Acknowledgment shall be binding on the parties and for evidentiary purposes, shall be deemed to be an original.

         5. AMENDMENTS; WAIVERS. Amendments to and waivers of any term of this Acknowledgment must be in writing and executed by both parties hereto.

         6. ASSIGNABILITY. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, each party has caused this Acknowledgment to be executed by its duly authorized representative as of the date first set forth at the beginning hereof.

                             Aironet Wireless Communications, Inc.

                             By: /s/ Roger J. Murphy
                                 -----------------------------------------------
                                     Roger J. Murphy, President
                                     and Chief Executive Officer


                             Telxon Corporation

                             By: /s/ Kenneth W. Haver
                                 -----------------------------------------------
                                     Kenneth W. Haver, Senior Vice President and
                                     Chief Financial Officer

                                   EXHIBIT A
                                       TO
                            AIRAWARE ACKNOWLEDGMENT


Telxon's AirAware(TM) family of wireless communication software products is generally described in the attached November 4, 1997 Telxon News Release. Also attached, as examples of some of the products included in the AirAware family, are data sheets for AirVU(TM) TRIPS, AirVU TN3270, AirVU TN5250 and AirVU ANSI VT-220.

[TELXON LOGO]
--------------------------------------------------------------------------------
                                  NEWS RELEASE

FOR IMMEDIATE RELEASE

                          TELXON INTRODUCES NEW FAMILY
                      OF WIRELESS COMMUNICATIONS SOFTWARE

         NOVEMBER 4, 1997 - - CHICAGO, ILLINOIS - - A dynamic new wireless communication software product line called AirAware(TM), was introduced at Scan-Tech 97 by Telxon Corporation, a world leader in wireless and mobile computing technologies.

         Designed to provide the framework for streamlining the movement of data in the rapidly expanding world of mobile information, the AirAware software family is the first to provide users with options in system architecture. One AirAware module, the AirVu(TM) product line, utilizes open system standards to enable direct connection of mobile clients to the enterprise. Another module, AirGate(TM), uses an application server as the gateway to the enterprise and is based on contemporary three tier client-server architecture. The AirGate server software is available for UNIX(R), Windowsr NT(TM), HP-UX, AIX, AS/400 and Sun Solaris(R) platforms and can support up to 1,000 clients.

         The third currently available module is the innovative AirBeam(TM) for software distribution and version control. AirBeam allows the dynamic configuration of mobile computers and application loading from the server. Additional AirAware modules currently under development include AirVision(TM), for SNMP based network management, and AirXon(TM), for remote diagnostics and administrative services.

         "AirAware is the mobile systems software for the next millennium," said Dave Loadman, chief technical officer for Telxon Corporation. "It allows for seamless and transparent mobile connectivity to existing applications without requiring extensive modifications to those applications."

         "In operation", Loadman said, "the AirGate application server is inserted between multiple data sources on the enterprise network and the client, who communicates only with the server. The server then interacts with the enterprise systems on behalf of the mobile client and the majority of the message traffic occurs over a high speed


            Telxon Corporation/Corporate Communications Department
  3330 West Market Street/P.O. Box 5582/Akron, Ohio 44334-0582/800-800-8001/
                              Fax (330) 664-2058
enterprise network, instead of the slower or more costly mobile connection. Communication traffic is thus optimized for maximum RF performance.

         Loadman said the AirAware family of mobile information system software was designed to minimize the customer's total cost of RF system ownership.

         "With AirGate the requirements for mobile information processing capabilities are minimized, reducing mobile computing hardware costs," Loadman explained. "The useful life of mobile devices is also extended. Any expansion of memory and CPU capabilities needed to support evolving applications can be isolated to the server.

         "With AirBeam, the software maintenance and distribution is also greatly simplified," Loadman said, "because software revisions need only be distributed to the server, and AirBeam will automatically handle any required distribution and upgrades to the mobile clients."

         The launching of AirAware represents the evolution of Telxon's innovative Gateway Connectivity Systems(TM) software to the open server environment. Planned future enhancements will support wide area network, remote and batch communications.

         "The bottom line for AirAware is that it reduces the total cost of ownership and minimizes the risk of obsolescence," Loadman said.

         Designed to be used today, AirAware is also Year 2000 compliant.

         Telxon Corporation is a leading global designer and manufacturer of wireless and mobile information systems for vertical markets. The company integrates advanced mobile computing and wireless data communication technology with a wide array of peripherals, application specific software and global customer service for its customers in more than 60 countries around the world. Telxon's World Wide Web site address is: www.telxon.com.

                                      ###

For more information:

Stew Skomra
Director, Product Marketing
Telxon Corporation
(281) 297-1870


                                                          [AIR WARE LOGO]
                                                          AIRVU(TM) TRIPS
                                                          TELXON RF INTERACTIVE
                                                          PROMPTING SYSTEM SOFTWARE
                                                          FOR MOBILE COMPUTERS

OVERVIEW                                      PRODUCT POSITIONING                            RUNS AS AN APPLICATION
  AirVU TRIPS (Telxon RF Interactive             AirVU TRIPS is an ideal solution for:           The AirVU TRIPS interpreter runs as
Prompting System ), a member of               -  Expanding wireless mobile                    an application on the mobile computer
Telxon's AirAware(TM) family of connectivi-      computer functionality beyond                and allows access to additional appli-
ty solutions for mobile computers, pro-          basic emulation without requiring            cations and functionality beyond emu-
vides quick, easy solutions for cus-             development of custom mobile                 lation if desired.
tomers who want to build basic wire-             computer resident code
less handheld access into their applica-      -  Providing TRIPS functionality over a         YEAR 2000 COMPLIANT
tions without developing custom                  TCP/IP connection                               As with all members of the AirAware
handheld resident applications.                                                               software family. AirVU TRIPS is fully
                                                                                              year 2000 compliant.
  AirVU TRIPS utilizes the industry           KEY FEATURES
standard TCP/IP (Transmission Control            AirVU TRIPS provides full TRIPS capa-
Protocol/Internet Protocol) to commu-         bilities for Telnet sessions with host          ADDITIONAL FEATURES
nicate to host systems connected to an        computer (TN server) applications.              - Supports 2.4GHz or 900MHz
Ethernet(TM) or Token Ring LAN.                                                                 Direct Sequence, and 2.4 GHz
                                                                                                Frequency Hopping radios
  The TRIPS system is based upon a             OPEN SYSTEM CONNECTIVITY
set of commands sent from the host               Wireless connectivity to the LAN is          - Supports multiple mobile computer
system to the mobile computer for             implemented through access points.                screen sizes
execution. These commands tell the            Each AirVU mobile computer has a                - Local data validation commands
mobile computer to perform data pro-          unique Internet Protocol (IP) address.          - Programmable function keys
cessing functions (such as display mes-       Data transmits over the wireless link to        - Local printer (serial port) control
sages) or accept input through the            the access point encapsulated in stan-
keyboard or barcode scanner. The              dard TCP/IP frames. The access point             SUPPORTED ENVIRONMENTS
commands execute locally on the               acts as a wireless hub, and passively             AirVU TRIPS supports the following
mobile computer, and responses are            transfers messages between the wire-              Telxon MS-DOS(R) spread spectrum RF
sent to the host system for interpreta-       less network and wired LAN for                    mobile computers:
tion and appropriate action.                  exchange with a Telnet session on a             - PTC-8601M
  These commands are sent for                 LAN connected host system. Each                 - PTC-960RL
immediate execution or for storage            wireless mobile computer in the sys-            - PTC-960SL
and later execution upon demand.              tem appears as a computer node on               - PTC-960X
Stored commands are grouped together          the LAN.                                          These units require 256KB applica-
to create stored routines. Using this                                                         tion ROM and 1 MB RAM.
approach. RF applications allow the           BARCODE INPUT ON DATA FIELDS
mobile computer to execute in batch          -   Provides automatic support of                   AirVU TRIPS requires the AirGO(TM)
mode and report results immediately              barcode input on any field                   Kernal software in these devices and
upon completion of the activity.             -   Supports multiple types of scanning          utilizes the TCP/IP kernel software
  This allows for development of                 devices                                      licensed from PTP Software. Inc.
powerful and dynamic applications            -   Supports all popular barcodes:               included in the AirGO kernal.
unencumbered by terminal emulation               U.P.C., EAN Code 11, 2 of 5,
limitations without developing custom            Plessey, Code 39, Interleaved
mobile computer applications.  So,               2 of 5, Codabar, Code 128, Code 93
although the mobile computer acts as         -   Autodiscrimination of up to 2
a wireless terminal, AirVU TRIPS pro-            barcodes with support for
vides functionality beyond simple ter-           dynamic reconfiguration
minal emulation.

                                     TELXON
       Telxon Corporation / World Headquarters: 3330 West Market Street,
              P.O. Box 5582, Akron, Ohio 44334-0582 / 800 800-8008
          Telxon International/ Chaussee de La Hulpe 150/1, Brussels,
                            Belgium/ 32-2-663-1500
           Internet Email Address: sales@telxon.com[]www.telxon.com


  In our constant effort to improve products and systems, Telxon Corporation reserves the right to change or modify features and specifications without notice.
The TELXON logo is a registered trademark of Telxon Corporation. (C) Copyright
                           1998 Telxon Corporation
  AirAware, AirVU, and AirGO are trademarks of Telxon Corporation. MS-DOS is a registered trademark of Microsoft Corporation
    All other product or trade references are the trademarks or registered trademarks of their respective owners.

                                                                 [AIRAWARE LOGO]

                                                  AIRVU(TM) TN3270/TN5250
                                                  TERMINAL EMULATION SOFTWARE
                                                  FOR MOBILE COMPUTERS

OVERVIEW                                      acts as a wireless hub and passively           ADDITIONAL FEATURES
  AirVU TN3270 and AirVU TN5250               transfers messages between the wire-           -  Keyboard remapping
are members of Telxon's AirAware(TM)          less network and wired LAN for                 -  Popup keyboard for pen-based
family of connectivity solutions for          exchange with a Telnet session on a               units
mobile computers. AirVU products are          LAN connected host system. Each                -  All standard key functions available
designed to provide quick, easy solu-         wireless mobile computer in the sys-           -  Local printing support
tions for customers who want to add           tem appears as a computer node on              -  Supports 2.4GHz or 900MHz
basic wireless mobile terminals to exist-     the LAN.                                          Direct Sequence, and 2.4GHz
ing host-based applications. With                                                               Frequency Hopping radios
AirVU this can be accomplished with-          SCREEN MANAGEMENT
out developing custom software or             - Access to full 25-line x 80-column           SUPPORTED ENVIRONMENTS
modifying existing applications.                screen through windowing                        AirVU TN3270 and AirVU TN5250
  AirVU products utilize the industry         - Screen movement options                      support the following Telxon MS-DOS(R)
standard TCP/IP (Transmission Control         - Arrow keys move one character                spread spectrum RF key-based mobile
Protocol/Internet Protocol) to commu-           at a time                                    computers:
nicate to host systems connected to an        - Tab to next logical field                    - PTC-8601M
Ethernet(TM) or Token Ring LAN and            - Scrolling                                    - PTC-960RL
provide full terminal emulation func-         - Automatic readjustment to actual             - PTC-9605L
tionality for wireless key-based and            mobile computer screen size                  - PTC-960x
pen-based mobile computers.                                                                     These units require 256K8 applica-
                                                                                             tion RCM and 1 MB RAM.
                                              BARCODE INPUT ON DATA FIELDS
                                              - Automatic support of barcode                     AirVU TN3270 and AirVU TN5250
PRODUCT POSITIONING                             input on any field                            also support the following Telxon
                                              - Supports multiple types of scanning           MSDOS spread spectrum RF mobile
  AirVU TN3270/TN5250 is an ideal               devices                                       computers:
solution for:                                 - Support for all popular barcodes:             - PTC-8701M
- Providing basic wireless terminal             U.P.C., EAN, Code 11, 2 of 5,                 - PTC-1134
  access to host applications over a            Plessey, Code 39, Interleaved 2 of 5,         - PTC-1144
  TCP/IP connection                             Codabar, Code 128, Code 93                    - PTC-1184
- Minimizing or eliminating local             - Autodiscrimination of up to
  SNA corrections to the mainframe              6 barcodes                                  These units require 2MB application
  while maximizing network                                                                  ROM, 2MB application RAM, and 2MB
  performance                                 RUNS AS AN APPLICATION                        mass storage.
                                                The AirVU TN3270/TN5250 emula-
KEY FEATURES                                  tor runs as an application on the                 Both AirVU products require the
                                              mobile computer to allow access to            AirGO(TM) Kernal software in each PTC
- 3270 Terminal Support (LU2)                 additional applications and functionality     and utilize the TCP/IP kernel software
- 5251 Terminal Support (LU7)                 beyond emulation, if desired.                 licensed from FTP Software, Inc.,
                                                                                            included in the AirGO kernal.
OPEN SYSTEM CONNECTIVITY
  Wireless connectivity to the LAN is
implemented through access points.            YEAR 2000 COMPLIANT
Each AirVU mobile computer has a                As with all members of the AirAware
unique Internet Protocol (IP) address.        software family. AirVU 5250 and AirVU
Data transmits over the wireless link to      3270 are fully year 2000 compliant.
the access paint encapsulated in stan-
dard TCP/IP frames. The access point


                                     TELXON
        Telxon Corporation / World Headquarters: 3330 West Market Street,
              P.O. Box 5582, Akron, Ohio 44334-0582 / 800 800-8008
          Telxon International / Chaussee de La Hulpe 150/1, Brussels,
                             Belgium / 32-2-663-1500
           Internet Email Address, sales@telxon.com[]www.telxon.com

  In our constant effort to improve products and systems, Telxon Corporation reserves the right to change or modify features and specifications without notice.
The TELXON logo is a registered trademark of Telxon Corporation. (C) Copyright
                           1998 Telxon Corporation
  AirAware, AirVU, and AirGO are trademarks of Telxon Corporation. MS-DOS is a registered trademark of Microsoft Corporation
    All other product or trade references are the trademarks or registered trademarks of their respective owners.

                                                                 [AIRAWARE LOGO]


                                                        AIRVU(TM) ANSI VT-220
                                                        TERMINAL EMULATION
                                                        SOFTWARE FOR
                                                        MOBILE COMPUTERS

OVERVIEW                                       transfers messages between the wire-          ADDITIONAL FEATURES
   AirVU ANSI VT-220 is a member of            less network and wired LAN for                -  Pop-up keyboard for pen-based
Telxon's AirAware(TM) family of connectivi-    exchange with a Telnet session on a              units
ty solutions for mobile computers.             LAN connected host system. Each               -  Keyboard remapping and macro
AirVU products provide quick, easy             wireless mobile computer in the system           key support
solutions for adding wireless mobile           appears as a computer node on the             -  All standard key functions available
computers to existing applications.            LAN.                                          -  User-defined function keys
With AirVU this can be accomplished                                                          -  Serial support pass-through can
without developing custom software             SCREEN MANAGEMENT                                be controlled from host
or modifying existing applications.            -   Multiple screen sizes supported           -  Supports 2.4GHz or 900MHz
  AirVU products utilize the industry          -   Access to full 25-line x 80 column           Direct Sequence, and 2.4GHz
standard TCP/IP (Transmission Control              screen through windowing                     Frequency Hopping radios
Pratocol/Internet Protocol) to commu-          -   Supports portrait or landscape
nicate to host systems connected to an             mode on pen-based computers               SUPPORTED ENVIRONMENTS
Ethernet(TM) or Token Ring LAN and pro-        -   Supports multiple point-size fonts            AirVU ANSI supports the following
vide full terminal emulation functionality         on pen-based computers                    Telxon MS-DOS(R) spread spectrum RF
for both wireless key-based and pen-                                                         key-based mobile computers:
based mobile computers.                        BARCODE INPUT ON DATA FIELDS                  -  PTC-8601M
                                               -   Automatic support of barcode              -  PTC-960RL
PRODUCT POSITIONING                                input on any field                        -  PTC-9605L
  AirVU ANSI is an ideal solution for          -   Supports multiple types of                -  PTC-960X
providing basic wireless VT-220 mobile             scanning devices                             These units require 256KB applica-
computer access to host applications           -   Programmable barcode parameters           tion ROM and 1 MB RAM.
over a TCP/IP connection.                      -   Support for all popular barcodes:
                                                   U.P.C., EAN, Code 11, 2 of 5,                AirVU ANSI also supports the fol-
KEY FEATURES                                       Plessey, Code 39, Interleaved 2           lowing Telxon MS-DOS spread spec-
-  Supports ANSI VT-220 terminal                   of 5, Codabar, Code 128, Code 93          trum RF mobile computers:
   emulation                                   -   Autodiscrimination of up to 6 barcodes    -  PTC-8701M
-  VT-220 using 7- or 8-bit data controls                                                    -  PTC-1134
-  VT-100                                                                                    -  PTC-1144
-  Supports ANSI escape sequences              RUNS AS AN APPLICATION                        -  PTC-1184
-  Supports special graphic characters             The AirVU ANSI emulator runs as an           These units require 2MB application
                                               application on the mobile computer to         ROM, 2MB application RAM, and 2MB
OPEN SYSTEM CONNECTIVITY                       allow access to additional applications       mass storage.
   Wireless connectivity to the LAN is         and functionality beyond emulation, if
implemented through access points.             desired.                                         AirVU ANSI requires the AirGO(TM)
Each AirVU mobile computer has a                                                             Kernal software in these devices and
unique Internet Protocol (IP) address.         YEAR 2000 COMPLIANT                           utilizes the TCP/IP kernel software
Data transmits over the wireless link to           As with all members of the AirAware       licensed from FTP Software. Inc.
the access point encapsulated in stan-         software family. AirVU ANSI is fully year     included in the AirGO kernal.
dard TCP/IP frames. The access point           2000 compliant.
acts as a wireless hub and passively



                                     TELXON
        Telxon Corporation / World Headquarters: 3330 West Market Street
              P.O. Box 5582, Akron, Ohio 44334-0582 / 800 800-8008
          Telxon International / Chaussee de La Hulpe 150/1, Brussels,
                            Belgium / 32-2-663-1500
           Internet Email Address: sales@telxon.com[]www.telxon.com

  In our constant effort to improve products and systems, Telxon Corporation reserves the right to change or modify features and specifications without notice.
The TELXON logo is a registered trademark of Telxon Corporation. (C) Copyright
                           1998 Telxon Corporation
  AirAware, AirVU, and AirGO are trademarks of Telxon Corporation. MS-DOS is a registered trademark of Microsoft Corporation
    All other product or trade references are the trademarks or registered trademarks of their respective owners.